SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                October 18, 2004
                        (Date of earliest event reported)


                        Commission file number: 000-25496

                            HYPERDYNAMICS CORPORATION
                 (Name of small business issuer in its charter)

               DELAWARE                              87-0400335
      (State or other jurisdiction of     (IRS Employer Identification No.)
      incorporation or organization)

                           9700 Bissonnet, Suite 1700
                              Houston, Texas 77036
          (Address of principal executive offices, including zip code)

                                 (713) 353-9400
              (Registrant's telephone number, including area code)

                                 _______________


--------------------------------------------------------------------------------

ITEM 5.02  ELECTION OF DIRECTORS.

     On October 18, 2004, our Board of Directors elected Albert F. Young as a Director. (Biographical information for Mr. Young is located in the press release attached hereto as Exhibit 99.2.) There are no arrangements pursuant to
                           ------------
which he was elected. Mr. Young will serve on the newly created Audit Committee (see Item 8.01 herein). There are no related party transactions between Mr. Young and Hyperdynamics that would be required to be disclosed under Item 404
(a)  of  Regulation  S-B.


ITEM 8.01  OTHER EVENTS.

     On October 18, 2004, our Board of Directors created an Audit Committee by adopting an Audit Committee Charter, a copy of which is attached hereto as
Exhibit  99.1.  The  Audit  Committee is comprised of two independent directors,
-------------
Harold A. Poling and Albert F. Young. Pursuant to Regulation FD, a copy of our press release related to these events is attached hereto as Exhibit 99.2.
                                                            ------------


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     Exhibit 99.1   Audit Committee Charter

     Exhibit 99.2   Press release dated October 20, 2004


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYPERDYNAMICS CORPORATION

Date: October 20, 2004                        By:  /s/  Kent Watts
                                              --------------------------------
                                              Kent Watts, President, CEO, and
                                              Chief Financial Officer


--------------------------------------------------------------------------------